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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 23, 2001

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                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-11727                 73-1493906
 (State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)


  8801 SOUTH YALE AVENUE, SUITE 310
           TULSA, OKLAHOMA                                            74137
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (918) 492-7272

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ITEM 5.  OTHER EVENTS.

         Heritage Propane Partners, L.P., is filing as exhibits to this current report on Form 8-K (i) Unaudited Pro Forma Combined Financial Statements for the Nine Months Ended May 31, 2001 and the Year Ended August 31, 2000 and related notes and (ii) Proflame, Inc. and Subsidiaries and Affiliates Consolidated and Combined Financial Statements for the Years Ended August 31, 2000 and 1999 and related notes and for the Nine Months Ended May 31, 2001 and 2000 (unaudited).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

    EXHIBIT NUMBER                      DESCRIPTION
    --------------                      -----------

          23               Consent of Arthur Andersen LLP.

         99.1 Unaudited Pro Forma Combined Financial Statements for the Nine Months Ended May 31, 2001 and the Year Ended August 31, 2000 and related notes.

         99.2 ProFlame, Inc. and Subsidiaries and Affiliates Consolidated and Combined Financial Statements for the Years Ended August 31, 2000 and 1999 and related notes and for the Nine Months Ended May 31, 2001 and 2000 (unaudited).



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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HERITAGE PROPANE PARTNERS, L.P.

                                   By:  Heritage Holdings, Inc., General Partner

Date: July 23, 2001                By: /s/ LARRY J. DAGLEY
                                       ---------------------------------------
                                       Larry J. Dagley
                                       Vice President, Chief Financial Officer
                                       and officer duly authorized to sign on
                                       behalf of the registrant






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                                 EXHIBIT INDEX



    EXHIBIT NUMBER                      DESCRIPTION
    --------------                      -----------

          23               Consent of Arthur Andersen LLP.

         99.1 Unaudited Pro Forma Combined Financial Statements for the Nine Months Ended May 31, 2001 and the Year Ended August 31, 2000 and related notes.

         99.2 ProFlame, Inc. and Subsidiaries and Affiliates Consolidated and Combined Financial Statements for the Years Ended August 31, 2000 and 1999 and related notes and for the Nine Months Ended May 31, 2001 and 2000 (unaudited).